American Beacon TwentyFour Strategic Income FundSM

SUMMARY PROSPECTUS October 28, 2021

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual/semi-annual shareholder reports are no longer sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive annual/semi-annual shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive annual/semi-annual shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links’’ and then ‘‘Register for E-Delivery.”

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports by calling 1-866-345-5954 with the unique ID number that is provided in the notification you receive, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your annual/semi-annual shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated October 28, 2021, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at
www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | A: TFSAX | C: TFGCX | Y: TFGYX | R5: TFGIX | Investor: TFGPX

Investment Objective

The Fund’s investment objectives are to seek high current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in “Choosing Your Share Class” on page 50 of the Prospectus and “Additional Purchase and Sale Information for A Class Shares” on page 54 of the Statement of Additional Information (“SAI”). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund’s Prospectus entitled “Intermediary Sales Charge Discounts, Waivers and Other Information.” Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50% [1]	1.00%	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R5	Investor
Management Fees	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.24%	0.28%	0.29%	0.24%	0.57%
Total Annual Fund Operating Expenses	1.16%	1.95%	0.96%	0.91%	1.24%
Fee Waiver and/or expense reimbursement[2]	(0.16%)	(0.14%)	(0.16%)	(0.19%)	(0.15%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement[3]	1.00%	1.81%	0.80%	0.72%	1.09%
1	A contingent deferred sales charge (‘‘CDSC’’) of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.
2	American Beacon Advisors, Inc. (the “Manager”) has contractually agreed to waive fees and/or reimburse expenses of the Fund’s A Class, C Class, Y Class, R5 Class and Investor Class shares, as applicable, through October 31, 2022 to the extent that Total Annual Fund Operating Expenses exceed 1.00% for the A Class, 1.81% for the C Class, 0.80% for the Y Class, 0.72% for the R5 Class, and 1.09% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund’s Board of Trustees (the “Board”). The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each applicable class of shares or make arrangements with other service providers to do so. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.
3	The Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement for the A Class, C Class, and Y Class shares do not correlate to the ratio of expenses to average net assets, net of reimbursements, provided in the Fund’s Financial Highlights table, which reflects the Fund’s expenses for the fiscal year ended June 30, 2021, including its previous fee waiver and/or expense reimbursement agreements. The Annual Fund Operating Expenses table reflects the new fee waiver and/or expense reimbursement agreement that was approved by the Fund’s Board effective through October 31, 2022, which differs from one or more agreements that were effective during the fiscal year ended June 30, 2021.

TFSI102821

American Beacon TwentyFour Strategic Income Fund - Summary Prospectus1

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that this Example reflects the fee waiver/expense reimbursement arrangement for each share class through October 31, 2022. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 473	$ 714	$ 975	$ 1,717
C	$ 284	$ 599	$ 1,039	$ 2,264
Y	$ 82	$ 290	$ 515	$ 1,163
R5	$ 74	$ 271	$ 485	$ 1,102
Investor	$ 111	$ 379	$ 667	$ 1,487

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 184	$ 599	$ 1,039	$ 2,264

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in fixed-income securities and derivatives that provide exposure to fixed-income securities. The Fund’s investments may include fixed-income instruments of any maturity or duration. The instruments in which the Fund may invest may be denominated in U.S. and non-U.S. currencies, and all non-U.S. currency exposure will typically be hedged back to the U.S. dollar using foreign currency forward contracts. The Fund may also have direct exposure to non-U.S. currencies for investment or hedging purposes.

The fixed-income securities in which the Fund invests primarily include obligations issued or guaranteed by the U.S. government and non-U.S. governments and their agencies, instrumentalities or political subdivisions, obligations of supranational entities, sovereign and quasi-sovereign debt, emerging-markets debt, inflation-indexed securities, corporate bonds, bank loans, trust preferred securities, convertible preferred securities, convertible and non-convertible debt, contingent convertible bonds (“CoCos”), variable and floating-rate securities, zero-coupon securities, “covenant-lite” obligations, collateralized loan obligations (“CLOs”), mortgage-backed and other asset-backed securities, collateralized mortgage obligations (“CMOs”) and other mortgage-related products (including commercial and residential loans). The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”) and government money market funds, which may include government money market funds managed by the Manager, shares of real estate investment trusts (“REITs”) and restricted securities. The Fund may have significant exposure to the Financials sector and to issuers located in, or with economic ties to, the United Kingdom. However, as the sector and geographic composition of the Fund’s portfolio changes over time, the Fund’s exposure to the Financials sector and the United Kingdom may decline, and the Fund’s exposure to other market sectors or geographic areas may increase.

The Fund may invest a significant portion of its total assets in non-investment grade securities (also referred to as “high-yield” or ’’junk” bonds), and in U.S. Treasury obligations. The Fund may also invest in unrated securities and may invest in equity securities including preferred stocks of U.S. and foreign companies of any market capitalization.

The Fund may take long or short positions in fixed-income and equity securities and currencies. Short positions will generally be entered into for hedging purposes or to attempt to reduce or adjust certain investment risks. The Fund may use derivative instruments to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to enhance total return, to change the effective duration of its portfolio, to manage certain investment risks or to substitute for the purchase or sale of the underlying securities or currencies. The Fund will generally invest in forward contracts (including deliverable and non-deliverable currency forwards). To a lesser extent, the Fund may also invest in futures (including U.S. treasury futures), swaps (including credit default, total return, interest rate and cross-currency swaps), options (including puts and calls), warrants and structured notes. The Fund’s use of derivatives may be extensive. Derivative positions may also require the Fund to segregate liquid assets to cover its obligations. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

In selecting investments, the Fund’s sub-advisor develops a top-down macroeconomic view of the global economic environment as indicated by factors such as interest rates, equity markets, corporate profitability, international capital flows, government policy and other relevant inputs. The sub-advisor then performs a bottom-up analysis of individual issuers that focuses on an issuer’s creditworthiness and considers historical trends and patterns in an instrument’s price and relative valuation. All of the Fund’s portfolio investments will be screened in accordance with the sub-advisor’s view of appropriate Environmental, Social and Governance (“ESG”) parameters as measured in the sub-advisor’s proprietary scoring model. The sub-advisor’s ESG parameters include: (1) environmental parameters, such as emissions creation, resource use and use of renewable energy; (2) social parameters, such as workforce turnover and diversity, human rights, including child labor policies, community service and responsible products; and (3) governance parameters, such as management and board composition and independence, shareholder engagement and corporate social responsibility policies. The sub-advisor applies its proprietary scoring model, which synthesizes data received from a third-party data provider and the sub-advisor’s independent assessment of a company’s ESG capabilities, to calculate an issuer’s score. If issuers have a score below a minimum threshold they will generally not be considered for investment.

The sub-advisor also integrates the ESG considerations throughout the portfolio management process because the sub-advisor believes that ESG considerations can influence investment valuations, which drive the sub-advisor’s investment decisions.

The sub-advisor examines the relative risk and return characteristics of each investment, which includes an investment’s ESG outlook, and seeks to identify opportunities to establish long positions in income-generating instruments that, at times, may have the potential for price appreciation. The sub-advisor also seeks to reduce or hedge positions in instruments that may decline in value, experience unwanted volatility, exhibit declining ESG trends or when better investment opportunities are identified.

The sub-advisor receives ESG data from a third-party data provider which the sub-advisor utilizes in its assessment of an issuer and for comparison purposes when it is available. However, the sub-advisor places significant emphasis on ensuring that its own experiences with and views of the issuer are reflected in its final ESG assessment, and the sub-advisor’s assessment may differ materially from that of the third-party data provider. Additionally, many issuers held by the Fund, such as

2American Beacon TwentyFour Strategic Income Fund - Summary Prospectus

those in the securitized sectors and those without publicly traded equity securities, may not be covered by the third-party data provider. For such issuers, the sub-advisor’s ESG assessment is based exclusively on its own analysis. As a result, the Fund’s holdings may not be comparable to those of other funds with ESG investment mandates.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The allocations among strategies, asset classes and market exposures may be less than optimal and may adversely affect the Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that judgments about allocations will be correct. The Fund’s allocations may be invested in strategies, asset classes and market exposures during a period when such strategies, asset classes and market exposures underperform.

Asset-Backed and Mortgage-Related Securities Risk
Investments in asset-backed and mortgage-related securities are influenced by factors affecting the assets underlying the securities, including the broader market sector and individual markets, such as the auto and housing markets. These securities may be more sensitive to changes in interest rates than other types of debt securities. Investments in asset-backed and mortgage-related securities also are subject to risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment and extension risk, callable securities risk, valuation risk, liquidity risk, and restricted securities risk. A decline in the credit quality of the issuers of asset-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying assets or mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value. Additionally, these securities may be backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories. The risk of defaults is generally higher for subprime loans, as compared to higher-quality prime loans.

■	Collateralized Mortgage Obligation Risk. A Collateralized Mortgage Obligation (“CMO”) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by government agencies, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk.

■	Commercial Mortgage-Backed Securities Risk. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

■	Residential Mortgage-Backed Securities Risk. Residential mortgage-backed securities (“RMBS”) include securities that reflect an interest in pools of residential mortgage loans secured by residential real property. While subject to the risks generally associated with mortgage-backed securities, RMBS are particularly susceptible to prepayment risks. Homeowners frequently refinance high-rate mortgages when mortgage rates fall, which results in the prepayment of high-rate mortgages. Conversely, when mortgage rates increase, prepayments from refinancing arrangements decline, extending the life of RMBS with lower yields. RMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. RMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans, including general economic conditions and local economic conditions in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower.

Asset Selection Risk
Assets selected for the Fund may not perform to expectations. The investment models used to manage the Fund may rely in part on data derived from third parties and may not perform as intended. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Collateralized Loan Obligations (“CLOs”) Risk
The risks of an investment in a CLO depend largely on the type of underlying collateral and the class or seniority of CLO in which the Fund invests. In addition, CLOs typically are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs may be difficult to value, which could make them highly volatile. CLOs carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk. CLOs also carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes in the event of an issuer’s insolvency; and (iv) that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Contingent Convertible Securities (“CoCos”) Risk
Contingent convertible securities (“CoCos”) either are converted into equity securities of the issuer or have their principal written down if the issuer’s capital falls below a predetermined “trigger” level. The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuer’s continued viability as a going concern. These features may cause the price of a CoCo to be significantly more volatile during times of market turmoil. CoCos are subordinated debt, and the Fund’s claims will generally be junior to the claims of other creditors if the issuer liquidates or dissolves. Interest payments on CoCos could be canceled by the issuer or a regulator. If the issuer converts the CoCo to an equity security, the Fund would lose interest payments and potentially all income, and the Fund’s investment would be even further subordinated. The issuer could alternatively write down the principal due on the CoCos. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value, or even a complete loss on investment with no chance of recovery even if the issuer remains in existence. CoCos carry the general risks applicable to other fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk.

American Beacon TwentyFour Strategic Income Fund - Summary Prospectus3

Convertible Securities Risk
The value of a convertible security, including a convertible preferred security, typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in below investment grade debt securities (commonly known as “junk bonds”). Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible security‘s investment value. Convertible securities are sensitive to movement in interest rates.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or a derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

“Covenant-Lite” Obligations Risk
Certain investments, such as loans in which the Fund may invest directly or have exposure to through its investments in structured securities, may be “covenant-lite.” Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants at all, and may not include terms which allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. The Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Credit Risk
The Fund is subject to the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction may fail, or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

Currency Risk
The Fund may have exposure to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund and its service providers as well as the ability of shareholders to transact with the Fund. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The use of derivatives may also increase any adverse effects resulting from the underperformance of strategies, asset classes and market exposures to which the Fund has allocated its assets. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil. Derivatives may also be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance. In addition, the Fund’s investments in derivatives are subject to the following risks:

■	Foreign Currency Forward Contracts Risk. Foreign currency forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of foreign currency at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract and include the risks associated with fluctuations in currency. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. The use of foreign currency forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

■	Forward Contracts Risk. Forward contracts, including non-deliverable forwards (“NDFs”), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Forward contracts involving currency include the risks associated with fluctuations in currency. The use of forward contracts may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities or currencies underlying the forward contract.

■	Futures Contracts Risk. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance

4American Beacon TwentyFour Strategic Income Fund - Summary Prospectus

that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates and to potential losses if interest rates do not move as expected.

■	Options Risk. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). There can be no guarantee that the use of options will increase the Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them, and there may at times not be a liquid secondary market for options. If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and any transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying security instead of the call option. If the Fund sells (writes) a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns (a covered call), and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price. Further, the Fund’s ability to sell the underlying asset may be limited while the option is in effect. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option’s exercise price to cover the premium and any transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If the Fund sells (writes) a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund.

■	Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate, or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The movement of such factors may cause significant price fluctuations. A structured note may be positively or negatively indexed. Structured notes are subject to interest rate risk, market risk, liquidity risk and counterparty risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. Structured notes may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

■	Swap Agreements Risk. Swap agreements or “swaps” are transactions in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates or the performance of specified securities, indices or other assets based on a specified amount (the “notional” amount). Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Swaps may be subject to liquidity risk and counterparty risk, and swaps that are traded over-the-counter are not subject to standardized clearing requirements and may involve greater liquidity and counterparty risks. The Fund may invest in the following types of swaps:

Credit default swaps, which may be subject to credit risk and the risks associated with the purchase and sale of credit protection.

Cross-currency swaps, which may be subject to currency risk and credit risk.

Interest rate swaps, which may be subject to interest rate risk and credit risk.

Total return swaps, which may be subject to credit risk and, if the underlying securities are bonds or other debt obligations, market risk and interest rate risk.

■	Warrants Risk. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.

Environmental, Social, and/or Governance Investing Risk
The Fund’s incorporation of material environmental, social, and/or and governance (“ESG”) considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. The Fund may underperform funds that do not incorporate these considerations. The sub-advisor uses ESG research and/or ratings information provided by one or more third parties in performing this analysis and considering ESG risks. As there are few generally accepted standards to use in such considerations, the information and considerations used for the Fund may differ from the information and consideration used for other funds.

American Beacon TwentyFour Strategic Income Fund - Summary Prospectus5

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Real Estate Investment Trusts (“REITs”) Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended (“Investment Company Act”). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund’s investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise. REITs tend to be small- to mid-capitalization securities and, as such, are subject to the risks of investing in small- to mid-capitalization securities.

Flexible Strategy Risk
The Fund uses a variety of investment strategies to achieve its investment objective. The sub-advisor does not attempt to keep the portfolio structure or the Fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds.

■	United Kingdom Securities Risk. The Fund’s exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds. Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries. On December 31, 2020, the United Kingdom left the European Union in an event commonly referred to as “Brexit.” The United Kingdom and the European Union then reached a trade agreement that was ratified by all applicable United Kingdom and European Union governmental bodies. Until the economic effects of Brexit become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that Brexit may negatively impact the value of investments held by the Fund. Although the sub-advisor may hedge the Fund’s currency exposures back to the U.S. dollar, a depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar as a result of Brexit, could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Any further withdrawals from the European Union could cause additional market disruption globally.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund’s return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

High-Yield Securities Risk
Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price the Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Inflation Index-Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index-linked security provides principal payments and interest payments that vary as the principal and/or interest are adjusted over time to reflect a rise or a drop in the reference inflation-related index. However, there can be no assurance that the inflation index used will accurately measure the rate of inflation. For inflation index-linked debt securities for which repayment of the original principal upon maturity (as adjusted for inflation) is not guaranteed, the adjusted principal value of the securities repaid at maturity may be less than the original principal value. The value of inflation index-linked securities is expected to change in response to real interest rates. The price of an inflation index-linked security generally falls when real interest rates rise and rises when real interest rates fall. Because the interest and/or principal payments on an inflation index-linked security are adjusted periodically for changes in inflation, the income distributed by the Fund may

6American Beacon TwentyFour Strategic Income Fund - Summary Prospectus

be irregular. In periods of deflation, the Fund may have no income at all from such investments. The principal value of an investment in the Fund is not protected or otherwise guaranteed by the value of the Fund’s investments in inflation index-linked securities.

Interest Rate Risk
Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. As of the date of this Prospectus, interest rates are at or near historic lows and some investments may have negative interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Leverage Risk
The Fund’s use of derivative instruments and selling securities short may have the economic effect of financial leverage. Financial leverage magnifies the Fund’s exposure to the movements in prices of an asset or class of assets underlying a derivative instrument and may result in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s net asset value (“NAV”) per share to be volatile. There can be no assurance that the Fund’s use of leverage will be successful.

LIBOR Risk
Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Current plans call for most maturities and currencies of LIBOR to be phased out by the end of 2021, with the remaining ones to be phased out on June 30, 2023. These arrangements and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments in the event of higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk
In making investments in bank loans or senior loans, the Fund will depend primarily on the creditworthiness of the borrower for payment of principal and interest, and will also rely on the financial institution to make principal and interest payments to the Fund once it receives payment on the underlying loan. The Fund will also rely on the financial institution to pursue appropriate remedies against a borrower in the event that the borrower defaults. As such, the Fund may be exposed to the credit risk of both the financial institution that made the loan and the underlying borrower.

Unlike publicly traded common stocks, which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event that the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders with respect to the Fund’s ability to pay redemption proceeds within the allowable time periods stated in the Prospectus. The secondary market for loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Accordingly, loan interests may at times be illiquid. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

The Fund may acquire a loan interest by direct investment as a lender, by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee or by participation in a loan interest that is held by another party. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the

American Beacon TwentyFour Strategic Income Fund - Summary Prospectus7

purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. When the Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit the Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies against the borrower and/or the financial institution that made the loan than the party selling the participation interest.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. The Federal Reserve recently has signaled that it may begin tapering its interventions. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Market Direction Risk
Since the Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer both when there is a general market advance and the Fund holds significant “short” positions, and when there is a general market decline and the Fund holds significant “long” positions.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the nature of the Fund’s investments, which requires the Fund, in certain instances, to fair value certain of its investments. Some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value (“NAV”) of the Fund’s shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the ability to execute efficient investment strategies.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets

8American Beacon TwentyFour Strategic Income Fund - Summary Prospectus

and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	ETFs. Because exchange-traded funds (“ETFs”) are listed on an exchange, they may be subject to trading halts, may trade at a premium or discount to their net asset value (“NAV”) and may not be liquid. An ETF that tracks an index may not precisely replicate the returns of that index, and an actively-managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Future legislative or regulatory changes, including changes in taxation, could impact the operation of ETFs.

■	Government Money Market Funds. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk.

Preferred Stock Risk
Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow into the issuer, a debt security may be called or otherwise converted, prepaid or redeemed before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to reinvest the proceeds in another investment at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, increase the risk of default and delayed payment, heighten interest rate risk and increase the potential for a decline in its price. In addition, as a consequence of a decrease in prepayments, the amount of principal available to the Fund for investment would be reduced.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund. In addition, redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed income securities on a large scale. Heavy redemptions could hurt the Fund’s performance.

Reliance on Corporate Management and Financial Reporting Risk
The sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

■	Financials Sector Risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the Financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations.

Secured, Partially Secured and Unsecured Obligation Risk
Debt obligations may be secured, partially secured or unsecured. Interests in secured and partially-secured obligations have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. However, there is no assurance that the liquidation of collateral from a secured or partially-secured obligation would satisfy the borrower’s obligation, or that the collateral can be liquidated. Furthermore, there is a risk that the value of any collateral securing an obligation in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the obligation. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Unsecured debt, including senior unsecured and subordinated debt, will not be secured by any collateral and will be effectively subordinated to a borrower’s

American Beacon TwentyFour Strategic Income Fund - Summary Prospectus9

secured indebtedness (to the extent of the collateral securing such indebtedness). With respect to unsecured obligations, the Fund lacks any collateral on which to foreclose to satisfy its claim in whole or in part. Such instruments generally have greater price volatility than that of fully secured holdings and may be less liquid.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund’s ability to pursue other opportunities as they arise.

Short Position Risk
The Fund will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. As there is potentially no limit on the amount that the security that the Fund is required to purchase may have appreciated, the Fund’s losses are potentially unlimited in a short position transaction, particularly in cases where the Fund is unable to close out its short position. The Fund may invest the proceeds of a short sale and, therefore, be subject to the effect of leverage, in that short selling may amplify changes in the Fund’s NAV since it may increase the exposure of the Fund to certain markets and may increase losses and the volatility of returns.

Small-Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Sovereign and Quasi-Sovereign Debt Risk
Sovereign or quasi-sovereign debt securities are subject to risk of payment delays or defaults due to, among other things: (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in emerging markets. A governmental entity that defaults on an obligation may request additional time in which to repay loans, may request further loans, or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Supranational Risk
Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Political changes in principal donor nations may also unexpectedly disrupt the finances of supranational entities. Obligations of a supranational entity that are denominated in non-U.S. currencies will also be subject to the risks associated with investments in non-U.S. currencies.

Trust Preferred Securities Risk
Trust preferred securities are subject to market risk, interest rate risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. Trust preferred securities prices fluctuate for several reasons, including changes in the financial condition of an issuer, investors’ perception of the financial condition of an issuer, or the general economic condition of the market for trust preferred securities.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Unrated securities are subject to the risk that the sub-advisor may not accurately evaluate the security’s comparative credit rating. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Bank (‘‘FHLB’’), Federal Farm Credit Bank (“FFCB”), and the Tennessee Valley Authority, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government, and no assurance can be given that the U.S. government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury Obligations Risk
The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

10American Beacon TwentyFour Strategic Income Fund - Summary Prospectus

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. A variable rate security has a coupon that is adjusted at pre-designated periods in response to changes in the market rate of interest on which the coupon is based. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, LIBOR or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on variable and floating-rate securities typically decrease. Alternatively, during periods of rising short-term interest rates, the coupons on variable and floating-rate securities typically increase. Changes in the coupons of variable and floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Certain types of variable and floating rate instruments may be subject to greater liquidity risk than other debt securities.

Zero Coupon Securities Risk
Zero coupon securities are securities that do not make periodic interest payments. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund’s performance over time. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual total returns compare to a broad-based market index, which is the Fund’s benchmark index, as well as an additional broad-based market index with characteristics that are similar to those of the Fund, for the periods indicated. In the table below, the performance for the A Class and C Class shares for periods prior to October 29, 2018 represents the returns of the Fund’s R5 Class shares. The A Class and C Class shares would have had similar annual returns to the Fund’s R5 Class because the shares of each class represent investments in the same portfolio securities. However, because the R5 Class shares have lower expenses than the A Class and C Class shares, their performance was better than the performance the A Class and C Class shares would have realized in the same period. The A Class and C Class shares performance shown in the table has not been adjusted for differences in operating expenses of the newer and older share classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 9.68% 2nd Quarter 2020 01/01/2018 through 12/31/2020 Lowest Quarterly Return: -9.09% 1st Quarter 2020 01/01/2018 through 12/31/2020
The calendar year-to-date total return as of September 30, 2021 was 2.78%.

Average annual total returns for periods ended December 31, 2020

	Inception Date of Class	1 Year	Since Inception (04/03/2017)
Investor Class	04/03/2017
Returns Before Taxes		7.71%	6.43%
Returns After Taxes on Distributions		6.25%	4.68%
Returns After Taxes on Distributions and Sales of Fund Shares		4.51%	4.15%

	Inception Date of Class	1 Year	Since Inception (04/03/2017)
Share Class (Before Taxes)
A	10/29/2018	3.69%	5.51%
C	10/29/2018	5.83%	6.12%
Y	04/03/2017	7.92%	6.71%
R5	04/03/2017	8.09%	6.81%

American Beacon TwentyFour Strategic Income Fund - Summary Prospectus11

	1 Year	Since Inception (04/03/2017)
Index (Reflects no deduction for fees, expenses or taxes)
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index	1.08%	1.77%
Bloomberg Global Aggregate Index (Hedged to USD)	5.58%	4.81%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund’s investment sub-advisor is TwentyFour Asset Management (US) LP.

Portfolio Managers

TWENTYFOUR ASSET MANAGEMENT (US) LP	Mark Holman* Partner, CEO Since Fund Inception (2017) Eoin Walsh* Partner, Portfolio Manager Since Fund Inception (2017) Felipe Villarroel* Portfolio Manager Since 2018	Gary Kirk* Partner, Portfolio Manager Since Fund Inception (2017) Pierre Beniguel* Portfolio Manager Since Fund Inception (2017) David Norris Portfolio Manager Since 2018
*	The positions shown for each of the indicated portfolio managers are held with TwentyFour Asset Management LLP, a participating affiliate of TwentyFour Asset Management (US) LP.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a retirement plan, an investment professional, a broker-dealer, or other financial intermediary. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value (“NAV”) per share next calculated after your order is received in proper form, subject to any applicable sales charge. The Manager may, in its sole discretion, allow certain individuals to invest directly in the Fund. For more information regarding eligibility to invest directly please see “About Your Investment - Purchase and Redemption of Shares.” Direct mutual fund account shareholders may buy subsequent shares or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

12American Beacon TwentyFour Strategic Income Fund - Summary Prospectus

Tax Information

Dividends, capital gains distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Resolute Investment Distributors, Inc., or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Beacon TwentyFour Strategic Income Fund - Summary Prospectus13